UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:          Funds Investors Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31
Date of reporting period: July 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INSTITUTIONAL TRUST

SMASh SERIES EC FUND

FORM N-Q
JULY 31, 2010

Schedule of investments (unaudited)	July 31, 2010

LEGG MASON WESTERN ASSET SMASH SERIES EC FUND
SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE

CORPORATE BONDS & NOTES — 76.8%

CONSUMER DISCRETIONARY — 11.6%

Auto Components — 0.2%
Allison Transmission Inc., Senior Notes	11.250%	11/1/15	52,000	$56,160	(a)(b)

Automobiles — 2.0%
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	330,000	348,212
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	1,000,000	350,000	(c)

Total Automobiles				698,212

Diversified Consumer Services — 0.4%
Realogy Corp., Senior Notes	10.500%	4/15/14	170,000	147,050

Hotels, Restaurants & Leisure — 3.9%
CCM Merger Inc., Notes	8.000%	8/1/13	80,000	74,000	(b)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	190,000	157,700
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	25,000	25,625
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	190,000	160,550
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	300,000	325,500
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	60,000	64,500
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	85,000	94,350
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	205,000	233,700
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	90,000	88,425	(b)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	90,000	100,462
Sbarro Inc., Senior Notes	10.375%	2/1/15	50,000	39,500
Station Casinos Inc., Senior Notes	6.000%	4/1/12	100,000	2,500	(c)(d)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	260,000	6,500	(c)(d)

Total Hotels, Restaurants & Leisure				1,373,312

Media — 3.9%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	30,000	31,425
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	35,000	34,038	(b)
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	300,000	313,500
Dex One Corp., Senior Subordinated Notes	12.000%	1/29/17	30,473	28,188	(a)
DISH DBS Corp., Senior Notes	7.750%	5/31/15	150,000	157,500
DISH DBS Corp., Senior Notes	7.875%	9/1/19	525,000	560,437
UPC Holding BV, Senior Notes	9.875%	4/15/18	50,000	52,500	(b)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	170,000	183,600

Total Media				1,361,188

Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	150,000	138,750

Specialty Retail — 0.3%
Michaels Stores Inc., Senior Notes	10.000%	11/1/14	110,000	115,500

Textiles, Apparel & Luxury Goods — 0.5%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	165,000	185,625

TOTAL CONSUMER DISCRETIONARY				4,075,797

CONSUMER STAPLES — 0.8%

Beverages — 0.2%
Constellation Brands Inc., Senior Notes	8.375%	12/15/14	80,000	86,800

Household Products — 0.3%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	85,000	89,250	(b)

Tobacco — 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	110,000	114,263

TOTAL CONSUMER STAPLES				290,313

ENERGY — 10.0%

Energy Equipment & Services — 0.8%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	150,000	152,625
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	85,000	76,500	(b)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	50,000	51,750

Total Energy Equipment & Services				280,875

Oil, Gas & Consumable Fuels — 9.2%
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	215,000	207,475
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	100,000	111,000

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	July 31, 2010

LEGG MASON WESTERN ASSET SMASH SERIES EC FUND
SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE

Oil, Gas & Consumable Fuels — continued
Chesapeake Energy Corp., Senior Notes	6.250%	1/15/18	325,000	$333,937
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	155,000	164,688
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	250,000	270,000	(b)
El Paso Corp., Senior Notes	8.250%	2/15/16	50,000	54,625
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	520,000	546,786
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	80,000	81,595	(e)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	100,000	106,750	(b)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	70,000	60,200	(b)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	95,000	104,975
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	60,000	64,050
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	125,000	145,625
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	160,000	161,400
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	245,000	262,150	(b)
Teekay Corp., Senior Notes	8.500%	1/15/20	170,000	179,350
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	50,000	52,313
Williams Cos. Inc., Debentures	7.500%	1/15/31	245,000	278,464
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	28,000	35,058

Total Oil, Gas & Consumable Fuels				3,220,441

TOTAL ENERGY				3,501,316

FINANCIALS — 16.0%

Commercial Banks — 2.4%
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	350,000	375,796
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	470,000	446,467	(b)(e)

Total Commercial Banks				822,263

Consumer Finance — 10.8%
Ford Motor Credit Co., Senior Notes	9.750%	9/15/10	1,000,000	1,006,853
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,000,000	1,191,323
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	150,000	160,310
GMAC Inc., Senior Notes	6.000%	4/1/11	126,000	127,418
GMAC Inc., Senior Notes	6.875%	9/15/11	379,000	388,475
GMAC Inc., Senior Notes	6.000%	12/15/11	405,000	414,112
GMAC Inc., Senior Notes	6.625%	5/15/12	126,000	129,465
GMAC Inc., Senior Notes	7.500%	12/31/13	6,000	6,263
GMAC Inc., Subordinated Notes	8.000%	12/31/18	7,000	6,834
SLM Corp., Senior Notes	8.000%	3/25/20	400,000	355,568

Total Consumer Finance				3,786,621

Diversified Financial Services — 2.8%
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	770,000	787,325	(b)
Leucadia National Corp., Senior Notes	7.125%	3/15/17	50,000	50,000
New Communications Holdings Inc., Senior Notes	8.750%	4/15/22	53,000	57,108	(b)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	102,750	(b)

Total Diversified Financial Services				997,183

TOTAL FINANCIALS				5,606,067

HEALTH CARE — 4.8%

Health Care Providers & Services — 4.8%
HCA Inc., Debentures	7.500%	11/15/95	10,000	8,000
HCA Inc., Notes	6.375%	1/15/15	200,000	196,500
HCA Inc., Senior Secured Notes	9.125%	11/15/14	50,000	52,750
HCA Inc., Senior Secured Notes	9.250%	11/15/16	27,000	29,228
HCA Inc., Senior Secured Notes	9.625%	11/15/16	153,000	165,622	(a)
Tenet Healthcare Corp., Senior Notes	7.375%	2/1/13	580,000	598,850
Tenet Healthcare Corp., Senior Notes	9.000%	5/1/15	40,000	43,400	(b)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	73,000	80,665
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	192,000	182,880	(a)(e)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	210,000	223,387
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	120,000	120,600

TOTAL HEALTH CARE				1,701,882

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	July 31, 2010

LEGG MASON WESTERN ASSET SMASH SERIES EC FUND
SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE

INDUSTRIALS — 4.8%

Aerospace & Defense — 0.3%
TransDigm Inc., Senior Subordinated Notes	7.750%	7/15/14	85,000	$87,975

Airlines — 0.8%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	120,000	120,600	(b)
Delta Air Lines Inc., Secured Notes	8.021%	8/10/22	126,960	122,644
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	45,000	48,937	(b)

Total Airlines				292,181

Commercial Services & Supplies — 1.4%
AAC Group Holding Corp., Senior Discount Notes	10.250%	10/1/12	50,000	49,500	(b)
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	120,000	133,800
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	60,000	59,100	(b)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	210,000	234,150	(b)

Total Commercial Services & Supplies				476,550

Marine — 0.3%
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	110,000	106,150	(b)

Road & Rail — 1.9%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	260,000	313,950
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	328,000	356,700

Total Road & Rail				670,650

Trading Companies & Distributors — 0.1%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	40,000	38,650

TOTAL INDUSTRIALS				1,672,156

INFORMATION TECHNOLOGY — 2.4%

IT Services — 1.8%
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	640,000	617,600	(b)

Semiconductors & Semiconductor Equipment — 0.6%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	210,000	217,875	(b)

TOTAL INFORMATION TECHNOLOGY				835,475

MATERIALS — 6.9%

Containers & Packaging — 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	40,000	42,200

Metals & Mining — 6.0%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	240,000	268,547
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	260,000	277,550
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	105,000	112,219
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	35,000	36,575
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	590,000	606,962	(b)
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	75,000	91,243
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	70,000	84,795
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	130,000	162,589
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	420,000	455,700	(b)

Total Metals & Mining				2,096,180

Paper & Forest Products — 0.8%
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	310,000	288,687

TOTAL MATERIALS				2,427,067

TELECOMMUNICATION SERVICES — 7.2%

Diversified Telecommunication Services — 4.2%
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	90,000	98,775	(b)
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	90,000	9	(c)(d)
Intelsat Corp., Senior Notes	9.250%	8/15/14	1,000,000	1,037,500
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	25,000	26,813
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	65,000	70,525

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	July 31, 2010

LEGG MASON WESTERN ASSET SMASH SERIES EC FUND
SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE

Diversified Telecommunication Services — continued
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	75,000	$79,312	(b)
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	110,000	116,875	(b)
Windstream Corp., Senior Notes	8.625%	8/1/16	30,000	31,425

Total Diversified Telecommunication Services				1,461,234

Wireless Telecommunication Services — 3.0%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	200,000	208,000
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	970,000	848,750

Total Wireless Telecommunication Services				1,056,750

TOTAL TELECOMMUNICATION SERVICES				2,517,984

UTILITIES — 12.3%

Gas Utilities — 0.1%
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	54,000	56,309	(b)

Independent Power Producers & Energy Traders — 12.2%
AES Corp., Senior Notes	7.750%	3/1/14	697,000	731,850
AES Corp., Senior Notes	7.750%	10/15/15	80,000	84,400
AES Corp., Senior Notes	8.000%	6/1/20	900,000	957,375
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	30,000	21,150
Dynegy Inc., Bonds	7.670%	11/8/16	100,000	92,500
Edison Mission Energy, Senior Notes	7.750%	6/15/16	60,000	43,050
Edison Mission Energy, Senior Notes	7.625%	5/15/27	190,000	120,650
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	2,382,032	1,560,231	(a)
Energy Future Holdings Corp., Senior Notes	6.500%	11/15/24	30,000	13,050
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	165,630	179,502
NRG Energy Inc., Senior Notes	7.250%	2/1/14	60,000	61,650
NRG Energy Inc., Senior Notes	7.375%	2/1/16	310,000	316,975
NRG Energy Inc., Senior Notes	7.375%	1/15/17	100,000	101,500

Total Independent Power Producers & Energy Traders				4,283,883

TOTAL UTILITIES				4,340,192

TOTAL CORPORATE BONDS & NOTES (Cost — $26,913,538)				26,968,249

COLLATERALIZED SENIOR LOANS — 7.3%

CONSUMER DISCRETIONARY — 2.6%

Media — 2.6%
Charter Communications Operating LLC, Term Loan B	2.320%	3/6/14	53,470	50,854	(f)
Charter Communications, Term Loan C	3.790%	9/6/16	434,074	414,928	(f)
Univision Communications Inc., Term Loan B	2.566%	9/29/14	496,846	435,085	(f)

TOTAL CONSUMER DISCRETIONARY				900,867

HEALTH CARE — 2.2%

Health Care Providers & Services — 2.2%
Community Health Systems Inc., Delayed Draw Term Loan	2.788%	7/25/14	22,069	20,942	(f)
Community Health Systems Inc., Term Loan B	2.788%	7/25/14	465,333	441,571	(f)
HCA Inc., Term Loan B	2.783%	11/18/13	319,505	309,084	(f)

TOTAL HEALTH CARE				771,597

INDUSTRIALS — 0.6%

Aerospace & Defense — 0.6%
Hawker Beechcraft Acquisition Co. LLC, LC Facility Deposits	2.633%	3/26/14	14,000	11,350	(f)
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.316 - 2.533%	3/26/14	234,786	190,340	(f)

TOTAL INDUSTRIALS				201,690

INFORMATION TECHNOLOGY — 0.9%

IT Services — 0.9%
First Data Corp., Term Loan B2	3.066 - 3.079%	9/24/14	359,825	313,610	(f)

MATERIALS — 1.0%

Paper & Forest Products — 1.0%
Georgia-Pacific Corp., Term Loan B	2.475 - 2.537%	12/21/12	229,616	226,264	(f)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	July 31, 2010

LEGG MASON WESTERN ASSET SMASH SERIES EC FUND
SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE

Paper & Forest Products — continued
Georgia-Pacific Corp., Term Loan C	3.783 - 3.787%	12/23/14	147,248		$146,788	(f)

TOTAL MATERIALS					373,052

TOTAL COLLATERALIZED SENIOR LOANS (Cost — $2,485,983)					2,560,816

SOVEREIGN BONDS — 7.0%

Brazil — 7.0%
Brazil Nota do Tesouro Nacional	10.000%	1/1/14	217,000	BRL	116,310
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	3,618,000	BRL	2,015,326
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	595,000	BRL	309,137

TOTAL SOVEREIGN BONDS (Cost — $2,433,302)					2,440,773

			SHARES

COMMON STOCKS — 0.2%

CONSUMER DISCRETIONARY — 0.1%

Media — 0.1%
Dex One Corp.			938		16,997	*
SuperMedia Inc.			335		7,072	*

TOTAL CONSUMER DISCRETIONARY					24,069

MATERIALS — 0.1%

Chemicals — 0.1%
Georgia Gulf Corp.			3,837		58,898	*

TOTAL COMMON STOCKS (Cost — $520,649)					82,967

CONVERTIBLE PREFERRED STOCK — 0.3%

FINANCIALS — 0.3%

Diversified Financial Services — 0.3%
Citigroup Inc. (Cost - $97,600)	7.500%	12/15/12	976		118,779

PREFERRED STOCK — 0.0%

CONSUMER DISCRETIONARY — 0.0%

Automobiles — 0.0%
Motors Liquidation Co. (Cost - $15,000)	1.500%		600		4,562	*

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $32,466,072)					32,176,146

			FACE AMOUNT†

SHORT-TERM INVESTMENTS — 3.7%

U.S. Government Agencies — 0.9%

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.180 - 0.190%	8/23/10	35,000		34,995	(g)(h)
Federal National Mortgage Association (FNMA), Discount Notes	0.170 - 0.190%	8/23/10	230,000		229,968	(g)(h)
Federal National Mortgage Association (FNMA), Discount Notes	0.220%	8/25/10	36,000		35,993	(g)(h)

Total U.S. Government Agencies(Cost — $300,967)					300,956

Repurchase Agreement — 2.8%

Barclays Capital Inc. tri-party repurchase agreement dated 7/30/10; Proceeds at maturity - $1,000,014; (Fully collateralized by U.S. government obligations, 1.500% due 12/31/13; Market value - $1,020,000) (Cost - $1,000,000)	0.170%	8/2/10	1,000,000		1,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost — $1,300,967)					1,300,956

TOTAL INVESTMENTS — 95.3% (Cost — $33,767,039#)					33,477,102
Other Assets in Excess of Liabilities — 4.7%					1,657,757

TOTAL NET ASSETS — 100.0%					$35,134,859

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	July 31, 2010

LEGG MASON WESTERN ASSET SMASH SERIES EC FUND
(a)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	The coupon payment on these securities is currently in default as of July 31, 2010.
(d)	Illiquid security.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2010.
(f)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(g)	Rate shown represents yield-to-maturity.
(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
	BRL	- Brazilian Real

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset SMASh Series EC Fund (the “Fund”), is a separate non-diversified series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL

Long-term investments†:
Corporate bonds & notes	-	$26,968,249	-	$26,968,249
Collateralized senior loans	-	2,560,816	-	2,560,816
Sovereign bonds	-	2,440,773	-	2,440,773
Common stocks	$82,967	-	-	82,967
Convertible preferred stock	118,779	-	-	118,779
Preferred stock	-	4,562	-	4,562

Total long-term investments	$201,746	$31,974,400	-	$32,176,146

Short-term investments†	-	1,300,956	-	1,300,956

Total investments	$201,746	$33,275,356	-	$33,477,102

Other financial instruments:
Futures contracts	547,307	-	-	547,307
Forward foreign currency contracts	-	(202,093)	-	(202,093)

Total other financial instruments	$547,307	$(202,093)	-	$345,214

Total	$749,053	$33,073,263	-	$33,822,316

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.

Notes to Schedule of Investments (unaudited) (continued)

Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign Investment Risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,084,884
Gross unrealized depreciation	(2,374,821)

Net unrealized depreciation	$(289,937)

At July 31, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN/(LOSS)
Contracts to Buy:

U.S. Treasury 10-Year Notes	142	9/10	$17,034,867	$17,581,375	$546,508
U.S. Treasury Bonds	17	9/10	2,261,118	2,299,250	38,132

					584,640

Contracts to Sell:

U.S. Treasury 5-Year Notes	11	9/10	1,280,776	1,318,109	(37,333)

Net unrealized gain on open futures contracts					$547,307

Notes to Schedule of Investments (unaudited) (continued)

At July 31, 2010, the Fund held the following open forward foreign currency contracts:

FOREIGN CURRENCY		LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN/(LOSS)
Contracts to Buy:	Counterparty

British Pound	UBS AG London	181,000	$283,997	8/17/10	$12,879
British Pound	JP Morgan Chase Bank	98,779	154,988	8/17/10	5,410
Euro	Citibank N.A.	3,300,000	4,300,367	8/17/10	231,533
Euro	Citibank N.A.	668,616	871,301	8/17/10	21,056

					270,878

Contracts to Sell:

British Pound	Credit Suisse London	185,001	$290,275	8/17/10	$(11,386)
Euro	Credit Suisse London	229,010	298,432	8/17/10	(5,185)
Euro	UBS AG London	715,998	933,047	8/17/10	1,463
Euro	Citibank N.A.	870,000	1,133,733	8/17/10	(35,462)
Euro	Citibank N.A.	3,500,000	4,560,996	8/17/10	(98,881)
Euro	Citibank N.A.	6,567,175	8,557,958	8/17/10	(213,181)
Japanese Yen	Goldman Sachs International	18,846,400	218,167	8/17/10	(18,918)
Japanese Yen	Goldman Sachs International	137,475,000	1,591,421	8/17/10	(91,421)

					(472,971)

Net unrealized loss on open forward foreign currency contracts					$(202,093)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2010.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$584,640	$(37,333)	-	-	$547,307
Foreign Exchange Contracts	-	-	$272,341	$(474,434)	(202,093)
Total	$584,640	$(37,333)	$272,341	$(474,434)	$345,214

During the period ended July 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value

Futures contracts (to buy)	$21,091,310

Futures contracts (to sell)	1,925,467

Forward foreign currency contracts (to buy)	1,954,056

Forward foreign currency contracts (to sell)	7,112,358

Average Notional Balance

Credit default swap contracts (to sell protection)†	$10,481,700

†At July 31, 2010, there were no open positions held in this derivative.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer

Date:	September 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer

Date:	September 24, 2010

By:	/s/ Kaprel Ozsolak

Kaprel Ozsolak
Chief Financial Officer

Date:	September 24, 2010